UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

Appliance Recycling Centers of America, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-19621	41-1454591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

175 Jackson Avenue North, Suite 102, Minneapolis, MN	55343-4565
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)       On April 18, 2018, Appliance Recycling Centers of America, Inc. (the “Company”) received a letter (“Notice”) from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, because the Company has not yet filed its Form 10-K for the period ended December 30, 2017 (the “Form 10-K”), it no longer complies for continued listing on The Nasdaq Capital Market. Nasdaq Marketplace Rule 5250(c)(1) requires a company to timely file all required periodic financial reports with the U.S. Securities and Exchange Commission (the “Commission”) through the EDGAR system (the “Filing Requirement”). As disclosed by the Company in its Form 12b-25 filed with the Commission on March 30, 2018, the Company has delayed the filing of its Form 10-K to allow the Company’s newly appointed independent auditor sufficient time to complete their work on the audit of the Company’s financial statements. The Company has not yet filed the Form 10-K and therefore does not meet the Filing Requirement. Pursuant to Nasdaq Marketplace Rule 5810(c)(2)(A), the Company has 60 calendar days, or until June 18, 2018, to regain compliance with the Filing Requirement or submit a plan to do so. The Notice also provides that, if the Company does not regain compliance with the Filing Requirement by June 18, 2018 and Nasdaq accepts the Company’s compliance plan, it may be eligible for additional time to comply with the Filing Requirement. If the Company does not comply with the Filing Requirement, the Company’s Common Stock could be subject to delisting. The Notice has no immediate effect on the listing of the Common Stock on The Nasdaq Capital Market.

The Company issued a press release on April 24, 2018 disclosing the receipt of the April 18, 2018 letter from Nasdaq and is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Appliance Recycling Centers of America, Inc.

Date: April 24, 2018	/s/ Tony Isaac
Tony Isaac Chief Executive Officer